UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 2, 2024, ProMIS Neurosciences Inc. (“Company”) received written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(2) (the “Rule”) because the Company has not maintained a minimum Market Value of Listed Securities (“MVLS”) of at least $35 million for the last 30 consecutive business days. The Notice has no immediate effect on the listing or trading of the Company’s securities.

The Company has 180 calendar days from the date of the Notice, or until December 29, 2024, to regain compliance. If the Company does not regain compliance with the MVLS requirement within the compliance period, or qualify under an alternative listing standard, the Company’s common stock will be subject to delisting. To regain compliance, during the 180 day period the MVLS must be at least $35 million for a minimum of ten consecutive business days (or such longer period of time as the Nasdaq staff may require in some circumstances, but generally not more than 20 consecutive business days).

In the event the Company receives notice that the Company’s common stock is being delisted, Nasdaq’s rules permit the Company to appeal the delisting determination by the Nasdaq staff to a hearings panel.

The Company intends to monitor the market value of the Company’s listed securities and may, if appropriate, consider available options to regain compliance with the MVLS requirement. The Company, by filing this Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Listing Rule 5810(b).

There can be no assurance that the Company will be able to regain compliance with the MVLS requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: July 5, 2024	By:	/s/ Neil Warma
Name: Neil Warma
Title: Interim Chief Executive Officer